Prospectus Supplement

October 22, 2007

Morgan Stanley Institutional Fund, Inc.

Supplement dated October 22, 2007 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2007 of:

Global Value Equity Portfolio

The first and second paragraphs in the section of the Prospectus entitled "Fund Management—Portfolio Management—Global Value Equity Portfolio" are hereby deleted and replaced with the following:

The Portfolio's assets are managed within the Global Value team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Colin D. McQueen, an Executive Director of the Sub-Adviser, and Douglas M. McGraw, Martin J. Moorman, Noreen Griffin and Alexander Vislykh, each a Vice President of the Sub-Adviser.

Mr. McQueen has been associated with the Sub-Adviser in an investment management capacity and began managing the Portfolio in December 2005. Prior to December 2005, Mr. McQueen was a portfolio manager at UBS Global Asset Management. Mr. McGraw has been associated with the Sub-Adviser and its investment management affiliates in an investment management capacity since June 2001 and began managing the Portfolio in April 2004. Mr. Moorman has been associated with the Sub-Adviser in an investment management capacity since September 2003 and began managing the Portfolio in April 2004. Prior to September 2003, Mr. Moorman was a portfolio manager at Delaware International Advisors. Ms. Griffin has been associated with the Sub-Adviser in an investment management capacity since October 2005 and began managing the Portfolio in November 2005. Prior to October 2005, Ms. Griffin was a portfolio manager at Setanta Asset Management. Mr. Vislykh has been associated with the Sub-Adviser in an investment management capacity since July 2002 and began managing the Portfolio in December 2006. Prior to July 2002, Mr. Vislykh was completing his graduate schooling.

Mr. McQueen is the lead manager of the Portfolio and Messrs. McGraw, Moorman and Vislykh and Ms. Griffin are co-portfolio managers. Mr. McQueen is responsible for the execution of the overall strategy of the Portfolio, although the Portfolio's assets are managed within the team.

Please retain this supplement for future reference.

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